MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2017
Marketable Securities [Abstract]
Schedule of Available-for-sale Securities Reconciliation
Our marketable securities are equity securities considered to be available-for-sale securities.

(in thousands of $)	2017	2016
Balance at start of year	6,524	14,615
Disposals during the year	—	(328)
Additions during the year	6,740	—
Unrealized gain (loss), net	3,036	(7,763)
Balance at end of year	16,300	6,524